Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

Monthly Operating Report

For the Period August 1, 2009 to August 31, 2009

REQUIRED DOCUMENTS	Form No.
Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1
Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a
Schedule of Cash Disbursements by Debtor Entity	MOR-2
Schedule of Debtors Bank Account Book Balances	MOR-3
Schedule of Professional Fees Paid	MOR-4
Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5
Debtors Consolidating Balance Sheet	MOR-6
Debtors Consolidating Statement of Operations	MOR-7
Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8
Combined Listing of Post-Petition Aged Accounts Payable	MOR-9
Combined Listing of Aged Accounts Receivable	MOR-10
Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11
Debtors Questionnaire	MOR-12
Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	September 30, 2009
Signature of Authorized Individual*	Date

William G. Harvey	Executive Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.

Background and Basis of Presentation: On April 16, 2009, Abitibibowater, Inc. ("ABI" or the "Company") and certain of its U.S. and Canadian subsidiaries (collectively, the "Debtor Entities") filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the "U.S. Court") seeking relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The following day, April 17, 2009, certain of the Company's Canadian subsidiaries also filed to reorganize (the "Canadian Petition") under the Companies' Creditors Arrangement Act ("CCAA") in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the "Canadian Court"). Certain U.S. and Canadian legal entities, as well as some operations, ("Non-Debtor Affiliates") were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report ("MOR") is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant's Statement of Position ("SOP") 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at August 31, 2009 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 1O-K for the Year ended December 31, 2008 ("2008 Form 1O-K") filed with the Securities and Exchange Commission ("SEC") on April 30, 2009, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company's consolidated financial statements and footnotes included in its 2008 Form 10-K filed with the SEC on April 30, 2009 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the "DIP Credit Agreement"). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of a USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the "Initial Loan"), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order, (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, the company drew down the current available amount of the DIP agreement.

3 .	MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors' bank statements for the period August 1st, 2009 through August 31st, 2009. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor's cash management system, the actual operating receipts and disbursement are captured within the numbers presented. MOR-1a breaks out the typical operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the "Other" category are identified. These refinements will appear in subsequent month MORs.

4 .	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company's 2008 Form 10-K filed with the SEC on April 30, 2009.

5.	Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise, to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of August 31st, 2009, the components of Liabilities Subject to Compromise consisted of:

Unsecured debt	$ 2,938,339,830
Accounts Payable	81,034,561
OPEB & Pension	614,150,912
Liabilities Subject to Compromise	$ 3,633,525,303

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, "assumption" means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and "rejection" means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the Period August 1, 2009 through August 31, 2009

(Dollars in Thousands)

	All Debtor's Grand Totals	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation (ASCS)	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company (ARNC)	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
		09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$401,580	$-	$-	$1	$7,402	$-	$776	$231	$273	$-	$51
Total Cash Receipts	$812,259	$-	$-	$-	$182,101	$-	$4,479	$12,600	$273	$-	$-
Total Cash Disbursements	$(813,508)	$-	$-	$-	$(179,378)	$-	$(3,979)	$(12,147)	$(273)	$-	$(0)
Ending Cash Balance	$400,331	$-	$-	$1	$10,125	$-	$1,275	$685	$273	$-	$51

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$11	$-	$16	$-	$373,281	$-	$3	$-	$-	$46
Total Cash Receipts	$-	$1	$-	$2,551	$-	$417,596	$-	$-	$-	$-	$34
Total Cash Disbursements	$-	$(10)	$-	$(2,561)	$-	$(418,658)	$-	$-	$-	$-	$(79)
Ending Cash Balance	$1	$2	$-	$6	$-	$372,219	$-	$3	$-	$-	$2

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1  (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the Period August 1, 2009 through August 31, 2009

(Dollars in Thousands)

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331
									No Accounts
Beginning Cash Balance	$3	$13	$2	$18,441	$263	$44	$718	$2	$-	$2	$0
Total Cash Receipts	$-	$-	$-	$192,041	$584	$-	$-	$-	$-	$-	$-
Total Cash Disbursements	$(1)	$(1)	$(0)	$(195,806)	$(604)	$(0)	$(11)	$(0)	$-	$(0)	$(0)
Ending Cash Balance	$3	$12	$1	$14,675	$243	$44	$707	$2	$-	$2	$0

Notes:
(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at August 31, 2009 foreign exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the Period August 1, 2009 through August 31, 2009

(Dollars in Thousands)

	All Debtor's Grand Totals	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation (ASCS)	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company (ARNC)	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
		09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
		No Accounts	No Accounts			No Accounts				No Accounts

Total Cash Receipts	$285,469	$-	$-	$-	$96,929	$-	$487	$2,871	$-	$-	$-

Disbursements:
Payroll & Payroll Taxes	$(29,295)
Non-Payroll Labor	$(5,578)						$(12)
Raw Materials	$(61,039)							$(9,063)
Utilities	$(18,322)						$(139)	$-
Freight	$(22,684)				$(1,319)		$(1)	$-
SG&A	$(20,119)				$(157)		$(646)
Supplies	$(14,735)						$(73)
Rent	$(207)				$-
Customer Rebates	$(4,312)				$(437)
Interest	$(16,225)				$(12,171)
Security Deposits	$-
Taxes	$(128)						$(2)
Other	$(1,600)						$-	$
Total Cash Disbursements	$(194,245)	$-	$-	$-	$(14,084)	$-	$(874)	$(9,063)	$-	$-	$-

Notes:
(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.15 billion of intercompany cash settlements, and $48.5 million of currency exchange transactions.
(3)

The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at August 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1a (continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the Period August 1, 2009 through August 31, 2009

(Dollars in Thousands)

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts

Total Cash Receipts	$-	$1	$-	$2,551	$-	$159,394	$-	$-	$-	$-

Disbursements:
Payroll & Payroll Taxes						$(18,298)
Non-Payroll Labor						$(4,572)
Raw Materials						$(37,550)
Utilities						$(12,608)
Freight	$(712)			$(243)		$(6,279)				$(8,884)
SG&A						$(13,422)				$(17)
Supplies						$(12,508)
Rent						$(193)
Customer Rebates						$(734)				$(3,004)
Interest						$(2,900)
Security Deposits						$-
Taxes
Other	$					$(1,600)
Total Cash Disbursements	$(712)	$-	$-	$(243)	$-	$(110,665)	$-	$-	$-	$(11,904)

Notes:
(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.15 billion of intercompany cash settlements, and $48.5 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at August 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1a (continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the Period August 1, 2009 through August 31, 2009

(Dollars in Thousands)

	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp
	09-11317	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331
										No Accounts

Total Cash Receipts	$-	$-	$-	$-	$23,220	$15	$-	$-	$-	$-	$-	$-

Disbursements:
Payroll & Payroll Taxes					$(10,997)
Non-Payroll Labor					$(978)	$(16)
Raw Materials					$(14,426)
Utilities					$(5,527)	$(49)
Freight					$(5,243)	$(2)
SG&A					$(5,763)	$(113)
Supplies					$(2,153)
Rent					$(14)
Customer Rebates					$(138)
Interest					$(1,154)
Security Deposits					$-
Taxes					$(127)
Other					$-
Total Cash Disbursements	$-	$-	$-	$-	$(46,518)	$(181)	$-	$-	$-	$-	$-	$-

Notes:
(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.15 billion of intercompany cash settlements, and $48.5 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at August 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period August 1, 2009 to August 31, 2009 (1)
AbitibiBowater Inc.	(2)	09-11296	$-
AbitibiBowater US Holding LLC	(2)	09-11297	$-
Donohue Corp.	(2)	09-11298	$-
Abitibi Consolidated Sales Corporation (ASCS)		09-11299	$14
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$-
Alabama River Newsprint Company (ARNC)		09-11301	$1
Abitibi-Consolidated Corporation		09-11302	$9
Augusta Woodlands, LLC	(2)	09-11303	$-
Tenex Data Inc.	(2)	09-11304	$-
Abitibi-Consolidated Finance LP	(2)	09-11305	$-
Bowater Newsprint South LLC	(2)	09-11306	$1
Bowater Newsprint South Operations LLC	(2)	09-11307	$-
Bowater Finance II, LLC	(2)	09-11308	$-
Bowater Alabama LLC	(2)	09-11309	$0
Coosa Pines Golf Club, LLC	(2)	09-11310	$-
Bowater Incorporated		09-11311	$111
Catawba Property Holdings LLC	(2)	09-11312	$-
Bowater Finance Company, Inc.	(2)	09-11314	$-
Bowater South American Holdings, Inc.	(2)	09-11315	$-
Bowater America Inc. (BAI)	(2)	09-11316	$12
Lake Superior Forest Products Inc.	(2)	09-11317	$-
Bowater Canada Finance Corporation	(2)	09-11319	$-
Bowater Canadian Holdings Incorporated	(2)	09-11320	$-
AbitibiBowater Canada Inc.	(2)	09-11321	$-
Bowater Canadian Forest Products Inc.		09-11322	$47
Bowater Maritimes Inc.		09-11324	$0
Bowater LaHave Corporation	(2)	09-11325	$-
Bowater Canadian Limited	(2)	09-11326	$-
Bowater Nuway Inc.	(2)	09-11328	$-
Bowater Nuway Mid-States Inc.	(2)	09-11329	$-
Bowater Ventures Inc.	(2)	09-11330	$-
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$-
	Total Disbursements		$194

Notes:
(1)	Disbursement amounts in the bank accounts include all payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $1.15 billion, and $48.5 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or have disbursements of $500 or less to report during the period.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ August 31, 2009
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$1
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$6,906
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$955
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$-
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$1
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$2,264
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$30
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,241
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$1
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$3
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$1
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$203
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$1
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$-
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$-
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$399
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$11
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$52
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$18
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$-
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
9	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$2
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$6
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$313,643
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$-
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$(0)
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$7,956
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$4,533
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$3,232
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$69
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$243
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$-
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$-
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$-
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$-
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$231
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$-
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$-
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$1,206
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$21
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$60
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$5
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$33
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$597
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$0

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ August 31, 2009
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$18,423
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000
09	11314	Bowater Finance Company	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$2
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$2
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$0
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$1
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	0135	USD	$2,560
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	2181	CAD	$1,844
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	0811	CAD	$14
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	5945	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	8611	CAD	$(0)
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	5990	USD	$345
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	9511	CAD	$1,942
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	7609	CAD	$70
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	1445	USD	$172
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Montreal	2392	USD	$74
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	4845	USD	$514
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	6782	CAD	$4,729
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	9460	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	9428	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	9444	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	7762	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	8039	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	3089	CAD	$319
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	7746	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Toronto Dominion	7754	CAD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of America	0351	USD	$611
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of America	3801	USD	$-
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of America	0364	USD	$40
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Banque Nationale du Canada	0027	CAD	$68
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Nova Scotia	5412	CAD	$2
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Bank of Nova Scotia	4114	CAD	$429
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Wachovia	9531	USD	$2
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Wachovia London	8036	GBP	$705
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Lloyds of London	2394	GBP	$364
09	11322	Bowater Canadian Forest Products Inc. (BCFPI)	Lloyds of London	9992	GBP	$5
09	11324	Bowater Maritimes Inc. (DAL)	Bank of Montreal	5982	USD	$41
09	11324	Bowater Maritimes Inc. (DAL)	Bank of Montreal	5889	CAD	$220
09	11324	Bowater Maritimes Inc. (DAL)	Bank of Montreal	8603	CAD	$-
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$44
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc. (BEN)	Wachovia	6806	USD	$2
09	11330	Bowater Ventures Inc.	Wachovia	9612	USD	$0
09	11330	Bowater Ventures Inc.	Wachovia	7148	USD	$2
09	11331	AbitibiBowater US Holding 1 Corp.	Wachovia	9155	USD	$0

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period August 1, 2009 to August 31, 2009

Professional Firm	Amount Paid This Period Fees & Expenses	Cumulative Amount Paid Fees & Expenses
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$2,815,465	$2,815,465
Young Conaway Stargatt & Taylor, LLP	330,460	330,460
PricewaterhouseCoopers LLP, U.S.	305,992	305,992
Epiq Systems	223,614	223,614

Totals	$3,675,531	$3,675,531

Notes:

(1)  Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-5

Declaration Regarding the Reconciliation of the Debtors' Bank Accounts

                As of August 31, 2009

William G. Harvey hereby declares under penalty of perjury:

1.     I am the Senior Vice President and Chief Financial Officer for Abitibibowater Inc, et at., the above-captioned debtors and debtors in possession (collectively, the "Debtors").  I am familiar with the Debtors' day-to-day operations, business, affairs and books and records.

2.     I am authorized to submit this Declaration of behalf of the Debtors.

3.     I hereby certify that the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated:  September 30, 2009                Respectfully submitted,

                                                               /s/ William G. Harvey

                                                               By:  William G. Harvey

                                                               Title:  Executive Vice President Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-6

Debtor Consolidating Balance Sheet

As of August 31, 2009

	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation 09-11299	Abitibi-Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company 09-11301	Abitibi-Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi-Consolidated Finance LP 09-11305
ASSETS
Cash and Cash Equivalents	$-	$-	$568	$12,857,908	$-	$1,246,417	$(663,679)	$273,430	$-	$51,112
Receivables Net	$-	$-	$-	$2,278,567	$4,495,764	$871,471	$8,976,447	$-	$-	$-
Inventories	$-	$-	$-	$43,089,640	$-	$1,131,552	$2,376,211	$-	$-	$-
Prepaid Expense and Other	$147,070	$-	$-	$(564,061)	$-	$281,026	$(74,766)	$-	$-	$-
Note Receivable from Affiliates	$394,952,232	$-	$504,283,518	$272,252,367	$-	$-	$92,000,000	$-	$-	$36,310,682
Income Tax Receivable	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Deferred Income Taxes	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Current Assets	$395,099,302	$-	$504,284,086	$329,914,421	$4,495,764	$3,530,466	$102,614,213	$273,430	$-	$36,361,794

Plant and Equipment	$-	$-	$-	$12,893,386	$898,483	$(16,743,281)	$89,860,624	$24,877	$-	$-
Less Accumulated depreciation	$-	$-	$-	$(6,796,757)	$(898,483)	$(8,988,086)	$(9,749,474)	$-	$-	$-
Plant and Equipment - Net	$-	$-	$-	$6,096,629	$-	$(25,731,367)	$80,111,150	$24,877	$-	$-

Goodwill/Intangible Assets	$-	$-	$-	$43,769	$-	$-	$50,244	$-	$-	$-
Investment in Subsidiaries	$3,151,180,483	$688,900,001	$1,257,832,309	$337,578,979	$221,189,750	$-	$31,483,052	$-	$-	$-
Other Assets	$11,956,371	$-	$-	$15,645,874	$-	$-	$(5,844,366)	$-	$-	$-
Total Assets	$3,558,236,156	$688,900,001	$1,762,116,395	$689,279,672	$225,685,514	$(22,200,901)	$208,414,293	$298,307	$-	$36,361,794

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	$-	$-	$-	$12,190,141	$(4,261,332)	$9,346	$3,635,474	$(2)	$-	$-
Accrued Liabilities	$3,048,773	$-	$(40,995,700)	$64,939,138	$2,741	$5,511,633	$4,577,565	$-	$-	$-
Current Portion of Long Term Debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Due to Affiliates	$72,350,183	$-	$35,676,309	$(64,993,201)	$(12,468,749)	$738,615	$319,816,443	$(4,371,680)	$-	$(14,168,882)
Income Tax Payable	$(30,739,868)	$(11,987,501)	$8,568,264	$14,105,093	$(3,999,490)	$-	$(29,724,923)	$(17,890)	$-	$-
Total Current Liabilities	$44,659,088	$(11,987,501)	$3,248,873	$26,241,171	$(20,726,830)	$6,259,594	$298,304,559	$(4,389,572)	$-	$(14,168,882)

Long Term Debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Reclassification to Current Portion	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Long Term debt net of Current Installments	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Loans from Affiliates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Liabilities	$(1)	$-	$1	$19,812,641	$-	$2,689,455	$123,857,491	$-	$-	$1
Deferred Income Taxes	$(1,670,339)	$(11,797,935)	$(8,927,186)	$(41,114,383)	$26,782,890	$-	$(202,989,475)	$-	$-	$-
Liabilities subject to Compromise
Debt	$296,279,094	$-	$-	$-	$-	$-	$-	$-	$-	$7,819,943
Debt Affiliate	$755,625,050	$824,029,721	$-	$457,588,908	$257,216,639	$-	$-	$-	$-	$382,179
Accounts payable	$-	$-	$-	$869,488	$-	$1,713,139	$5,058,089	$-	$-	$-
Other	$1,999,504	$-	$-	$16,521,101	$(1)	$15,854,877	$20,626,149	$-	$-	$-
Total Liabilities	$1,096,892,396	$800,244,285	$(5,678,312)	$479,918,926	$263,272,698	$26,517,065	$244,856,813	$(4,389,572)	$-	$(5,966,759)

Shareholder Equity net	$2,461,343,760	$(111,344,284)	$1,767,794,707	$209,360,746	$(37,587,184)	$(48,717,966)	$(36,442,520)	$4,687,879	$-	$42,328,553

Total Liabilities and Shareholders' Equity	$3,558,236,156	$688,900,001	$1,762,116,395	$689,279,672	$225,685,514	$(22,200,901)	$208,414,293	$298,307	$-	$36,361,794

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustment.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

  MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of August 31, 2009

	Bowater Newsprint South LLC 09-11306		Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings Inc. 09-11315	Bowater America Inc. 09-11316	Lake Superior Forest Products Inc. 09-11317
ASSETS
Cash and Cash Equivalents		$-	$4,425	$-	$6,888	$-	$360,049,754	$-	$2,714	$-	$-	$1,732
Receivables Net		$-	$7,033,931	$-	$5,713,855	$-	$111,653,411	$-	$-	$-	$74,847,451	$-
Inventories		$-	$11,388,397	$-	$42,197,503	$-	$103,644,969	$-	$-	$-	$3,167,606	$-
Prepaid Expense and Other		$-	$1,298,287	$-	$4,718,058	$-	$43,658,148	$-	$-	$-	$-	$-
Note Receivable from Affiliates		$-	$-	$-	$-	$-	$1,048,467,630	$-	$30,060,355	$-	$-	$-
Income Tax Receivable		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Deferred Income Taxes		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Current Assets		$-	$19,725,040	$-	$52,636,304	$-	$1,667,473,912	$-	$30,063,069	$-	$78,015,057	$1,732

Plant and Equipment		$-	$376,413,800	$-	$466,506,505	$1,792,022	$2,728,617,356	$-	$-	$-	$3,403,000	$-
Less Accumulated depreciation		$-	$(185,422,765)	$-	$(202,354,033)	$(1,537,249)	$(2,013,883,801)	$-	$-	$-	$(3,403,000)	$-
Plant and Equipment - Net		$-	$190,991,035	$-	$264,152,472	$254,773	$714,733,555	$-	$-	$-	$-	$-

Goodwill/Intangible Assets		$-	$-	$-	$-	$-	$1,354,447	$-	$-	$-	$9,100,000	$-
Investment in Subsidiaries		$-	$-	$-	$-	$-	$2,644,548,256	$-	$(3,010,119)	$-	$10,009,164	$92,055,661
Other Assets		$-	$1,716	$-	$-	$-	$67,734,171	$-	$-	$-	$-	$-
Total Assets	$		$210,717,791	$-	$316,788,776	$254,773	$5,095,844,341	$-	$27,052,950	$-	$97,124,221	$92,057,393

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable		$-	$1,338,737	$-	$6,041,290	$-	$34,360,543	$-	$-	$-	$-	$-
Accrued Liabilities		$-	$4,014,098	$-	$11,992,250	$15,950	$43,639,655	$-	$-	$-	$4,503,235	$(11,980,000)
Current Portion of Long Term Debt		$-	$-	$-	$-	$-	$163,940,000	$-	$-	$-	$-	$-
Due to Affiliates		$21,600,000	$25,046,141	$-	$(141,424,069)	$(247,694)	$(711,087,337)	$-	$(11,188)	$-	$683,106,550	$77,369,458
Income Tax Payable		$-	$-	$-	$-	$-	$45,267,851	$-	$-	$-	$-	$-
Total Current Liabilities		$21,600,000	$30,398,976	$-	$(123,390,529)	$(231,744)	$(423,879,288)	$-	$(11,188)	$-	$687,609,785	$65,389,458

Long Term Debt		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Reclassification to Current Portion		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Long Term debt net of Current Installments		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Loans from Affiliates		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Liabilities		$2,000,000	$103,097	$-	$534,719	$(2)	$10,322,073	$-	$(1)	$-	$(2)	$-
Deferred Income Taxes		$77,447,000	$(5,396,946)	$-	$57,051,055	$(55,865)	$4,547,631	$-	$-	$-	$3,613,398	$10,063,421
Liabilities subject to Compromise												-
Debt		$-	$4,583,540	$-	$-	$-	$1,608,547,938	$-	$-	$-	$-	$-
Debt Affiliate		$-	$-	$-	$-	$-	$507,614,925	$-	$-	$-	$-	$-
Accounts payable		$-	$1,742,300	$-	$12,896,291	$-	$28,553,370	$-	$-	$-	$-	$-
Other		$-	$9,926,350	$-	$64,573,691	$7	$347,322,968	$-	$-	$-	$(1)	$-
Total Liabilities		$101,047,000	$41,357,317	$-	$11,665,227	$(287,604)	$2,083,029,617	$-	$(11,189)	$-	$691,223,180	$75,452,879

Shareholder Equity net		$(101,047,000)	$169,360,474	$-	$305,123,549	$542,377	$3,012,814,724	$-	$27,064,139	$-	$(594,098,959)	$16,604,514

Total Liabilities and Shareholders' Equity		$-	$210,717,791	$-	$316,788,776	$254,773	$5,095,844,341	$-	$27,052,950	$-	$97,124,221	$92,057,393

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustment.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

  MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of August 31, 2009

	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid-states Inc. 09-11329	Bowater Ventures Inc. 09-11330	Abitibi Bowater US Holding 1 Corp. 09-11331	Grand Total
ASSETS
Cash and Cash Equivalents	$1,746	$12,701	$2,103	$11,103,133	$133,893	$44,206	$707,099	$2,176	$-	$1,537	$-	$385,839,863
Receivables Net	$-	$-	$-	$86,924,502	$114,360	$-	$-	$-	$(15,100)	$-	$-	$302,894,659
Inventories	$-	$-	$-	$102,903,100	$228,983	$-	$-	$37,097	$196,180	$-	$-	$310,361,238
Prepaid Expense and Other	$-	$-	$-	$6,743,086	$307,430	$-	$-	$(32,500)	$89,149	$-	$-	$56,570,927
Note Receivable from Affiliates	$-	$47,403,209	$-	$471,578,381	$-	$-	$-	$484,021,968	$-	$-	$-	$3,381,330,342
Income Tax Receivable	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Deferred Income Taxes	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Current Assets	$1,746	$47,415,910	$2,103	$679,252,202	$784,666	$44,206	$707,099	$484,028,741	$270,229	$1,537	$-	$4,436,997,029

Plant and Equipment	$-	$-	$-	$1,689,689,976	$6,818,139	$-	$-	$363,434	$23,233,538	$-	$-	$5,383,771,859
Less Accumulated Depreciation	$-	$-	$-	$(1,036,956,445)	$(1,746,740)	$-	$-	$(169,921)	$(18,367,535)	$-	$-	$(3,490,274,289)
Plant and Equipment - Net	$-	$-	$-	$652,733,531	$5,071,399	$-	$-	$193,513	$4,866,003	$-	$-	$1,893,497,570

Goodwill/Intangible Assets	$-	$-	$-	$46,899,000	$-	$-	$-	$-	$-	$-	$-	$57,447,460
Investment in Subsidiaries	$818,915,994	$2,789,294,859	$1,641,734,485	$967,690,735	$-	$79,809,309	$7,116,144	$5,100,000	$-	$820,283	$-	$14,742,249,345
Other Assets	$1,225,459	$-	$-	$88,031,078	$9,688,068	$-	$-	$-	$-	$-	$-	$188,438,371
Total Assets	$820,143,199	$2,836,710,769	$1,641,736,588	$2,434,606,546	$15,544,133	$79,853,515	$7,823,243	$489,322,254	$5,136,232	$821,820	$-	$21,318,629,775

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	$-	$-	$-	$13,166,199	$5,906	$-	$-	$62,355	$20,517	$-	$-	$66,569,174
Accrued Liabilities	$-	$(353,339)	$5,572	$48,157,903	$(82,020)	$-	$-	$(3,303)	$198,712	$-	$-	$137,192,863
Current Portion of Long Term Debt	$-	$-	$-	$42,060,000	$-	$-	$-	$-	$-	$-	$-	$206,000,000
Due to Affiliates	$456,797	$688,621	$5,663,041	$(153,683,935)	$51,400,996	$-	$13,712	$(2,611,876)	$73,134,309	$128,110	$-	$262,120,674
Income Tax Payable	$(718,696)	$(1)	$1	$173,968	$10,254	$-	$110,392	$-	$-	$-	$-	$(8,952,546)
Total Current Liabilities	$(261,899)	$335,281	$5,668,614	$(50,125,865)	$51,335,136	$-	$124,104	$(2,552,824)	$73,353,538	$128,110	$-	$662,930,165

Long Term Debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Reclassification to Current Portion	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Long Term debt net of Current Installments	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Loans from Affiliates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Liabilities	$(3)	$3	$-	$21,645,990	$5,942,119	$(1)	$(1)	$2,524,068	$100,003	$-	$-	$189,531,650
Deferred Income Taxes	$14,288,026	$-	$15,871,347	$32,949	$127,676	$-	$(108,102)	$(794,126)	$8,388,413	$-	$-	$(54,640,551)
Liabilities subject to Compromise
Debt	$637,293,221	$-	$-	$383,816,094	$-	$-	$-	$-	$-	$-	$-	$2,938,339,830
Debt Affiliate	$-	$103,509,239	$329,334,714	$334,256,777	$142,239,099	$-	$-	$-	$-	$-	$-	$3,711,797,251
Accounts payable	$-	$-	$-	$28,857,169	$1,240,800	$-	$-	$41,268	$62,647	$-	$-	$81,034,561
Other	$-	$-	$-	$96,302,333	$40,516,097	$-	$-	$435,014	$72,824	$(1)	$-	$614,150,912
Total Liabilities	$651,319,345	$103,844,523	$350,874,675	$814,785,447	$241,400,927	$(1)	$16,001	$(346,600)	$81,977,425	$128,109	$-	$8,143,143,818

Shareholder Equity net	$168,823,854	$2,732,866,246	$1,290,861,913	$1,619,821,099	$(225,856,794)	$79,853,516	$7,807,242	$489,668,854	$(76,841,193)	$693,711	$-	$13,175,485,957

Total Liabilities and Shareholders' Equity	$820,143,199	$2,836,710,769	$1,641,736,588	$2,434,606,546	$15,544,133	$79,853,515	$7,823,243	$489,322,254	$5,136,232	$821,820	$-	$21,318,629,775

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-7

Debtor Consolidating Statement of Operations

For the Period August 1, 2009 to August 31, 2009

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi-Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi-Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi-Consolidated Finance LP
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
Statement of Operations
Sales - Net	-	-	-	111,283,571	(4,519)	(4,480)	31,768	-	-	-
Cost of Sales	-	-	-	112,161,361	(4,480)	1,522,511	1,937,295	-	-	-
Gross Profit (Loss)	-	-	-	(877,790)	(39)	(1,526,991)	(1,905,527)	-	-	-
Operating Expenses
Selling, General and Administrative	(169,730)	-	-	(102,553)	-	-	-	-	-	-
Research and Development	-	-	-	-	-	-	-	-	-	-
Restructuring and Other Costs	-	-	-	3,625,906	-	32,105	-	-	-	-
Total Operating Expenses	(169,730)	-	-	3,523,353	-	32,105	-	-	-	-

Operating Income (Loss)	169,730	-	-	(4,401,143)	(39)	(1,559,096)	(1,905,527)	-	-	-

Interest Income (Expense)	(9,743,053)	(7,919,501)	-	1,379,885	(1,344,329)	373	(5,203)	-	-	(51,756)
Other Income (Expense) Net	164,991	-	-	(863,197)	5,223	-	-	-	-	(900)
Equity in Earnings of Subs	-	-	-	-	-	-	-	-	-	-
Income Before Taxes	(9,408,332)	(7,919,501)	-	(3,884,455)	(1,339,145)	(1,558,723)	(1,910,730)	-	-	(52,656)

Income Tax Expense	-	-	-	-	-	-	-	-	-	-

Net Income before Discontinued Operations	(9,408,332)	(7,919,501)	-	(3,884,455)	(1,339,145)	(1,558,723)	(1,910,730)	-	-	(52,656)
Discontinued Operations	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	(9,408,332)	(7,919,501)	-	(3,884,455)	(1,339,145)	(1,558,723)	(1,910,730)	-	-	(52,656)

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period August 1, 2009 to August 31, 2009

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
Statement of Operations
Sales - Net	-	5,969,176	-	19,779,663	-	66,776,779	-	-	-	74,547,786	-
Cost of Sales	-	8,908,342	-	24,053,563	(2,547)	36,172,481	-	-	-	74,125,173	-
Gross Profit (Loss)	-	(2,939,166)	-	(4,273,900)	2,547	30,604,298	-	-	-	422,613	-
Operating Expenses
Selling, General and Administrative	-	(52,725)	-	127,925	-	5,305,826	-	-	-	399	-
Research and Development	-	-	-	-	-	-	-	-	-	-	-
Restructuring and Other Costs	-	-	-	(26,000)	-	4,656,351	-	-	-	-	-
Total Operating Expenses	-	(52,725)	-	101,925	-	9,962,177	-	-	-	399	-

Operating Income (Loss)	-	(2,886,441)	-	(4,375,825)	2,547	20,642,121	-	-	-	422,214	-

Interest Income (Expense)	-	(110)	-	(218)	-	1,874,745	-	-	-	(65)	-
Other Income (Expense) Net	-	1,369	-	13,708	-	1,994,837	-	-	-	(32,376)	38,339
Equity in Earnings of Subs	-	-	-	-	-	-	-	-	-	-	(619,200)
Income Before Taxes	-	(2,885,182)	-	(4,362,335)	2,547	24,511,703	-	-	-	389,773	(580,861)

Income Tax Expense	-	-	-	-	-	-	-	-	-	31,667	-

Net Income before Discontinued Operations	-	(2,885,182)	-	(4,362,335)	2,547	24,511,703	-	-	-	421,440	(580,861)
Discontinued Operations	-	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	-	(2,885,182)	-	(4,362,335)	2,547	24,511,703	-	-	-	421,440	(580,861)

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period August 1, 2009 to August 31, 2009

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	Grand Total
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331
Statement of Operations
Sales - Net	-	-	-	39,691,947	10,533	-	-	-	49,703	-	-	318,131,927
Cost of Sales	-	-	-	45,696,355	184,875	-	-	20,950	200,276	-	-	304,976,155
Gross Profit (Loss)	-	-	-	(6,004,408)	(174,342)	-	-	(20,950)	(150,573)	-	-	13,155,772
Operating Expenses
Selling, General and Administrative	-	-	-	933,656	-	-	-	-	-	-	-	6,042,798
Research and Development	-	-	-	-	-	-	-	-	-	-	-	-
Restructuring and Other Costs	-	-	-	3,455,391	8,922	-	-	-	-	-	-	11,752,675
Total Operating Expenses	-	-	-	4,389,047	8,922	-	-	-	-	-	-	17,795,473

Operating Income (Loss)	-	-	-	(10,393,455)	(183,264)	-	-	(20,950)	(150,573)		-	(4,639,701)

Interest Income (Expense)	(3,997,173)	(552,362)	(32)	(2,668,220)	(396,306)	(441)	(5)	170,883	-	(32)	-	(23,252,920)
Other Income (Expense) Net	963,330	145,909	323,152	3,313,164	3,992,238	-	-	116	845	-	-	10,060,748
Equity in Earnings of Subs	-	-	-	53,565	-	-	-	-	-	-	-	(565,635)
Income Before Taxes	(3,033,843)	(406,453)	323,120	(9,694,946)	3,412,668	(441)	(5)	150,049	(149,728)	(32)	-	(18,397,508)

Income Tax Expense	-	-	-	-	-	-	-	-	-	-	-	31,667

Net Income before Discontinued Operations	(3,033,843)	(406,453)	323,120	(9,694,946)	3,412,668	(441)	(5)	150,049	(149,728)	(32)	-	(18,365,841)
Discontinued Operations	-	-	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	(3,033,843)	(406,453)	323,120	(9,694,946)	3,412,668	(441)	(5)	150,049	(149,728)	(32)	-	(18,365,841)

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee.  All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of August 31, 2009

Joel P. Ihrig hereby declares under penalty of perjury:

1.

I am the Vice President of Taxation for Abitibibowater Inc, et at., the above-captioned debtors and debtors in possession (collectively, the "Debtors").  I am familiar with the Debtors' day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.
3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from August 1st, 2009, through August 31st, 2009, the end of this reporting period.

Dated:  September 30, 2009                Respectfully submitted,

                                                               /s/ Joel P. Ihrig

                                                               By:  Joel P. Ihrig

                                                               Title:  Vice President Taxation

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of August 31, 2009

(Dollars in Thousands)

		Number of Days Outstanding
	Notes	10-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$52,015	$11,406	$1,119	$2,028	$66,569
						0
						0
Total Post-Petition payables		$52,015	$11,406	$1,119	$2,028	$66,569

Notes:
(1) The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors' accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-10

Combined Listing of Aged Accounts Receivable

As of August 31, 2009

(Dollars in Thousands)

Number of Days Outstanding
	Notes	Current	0-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$177,671	$25,482	$7,013	$935	$22,676	$233,778
Other Receivables	(2)	55,145	0	0	0	25,252	80,398

Totals	(3)	$232,817	$25,482	$7,013	$935	$47,929	$314,176
		74.1%	8.1%	2.2%	0.3%	15.3%	100.0%

Notes:
(1) All amounts have been converted to U.S. Dollars.
(2) Other receivables primarily include:
- A/R Excise/Commodity Taxes $11.7 million
- A/R Black Liquid Fuel Credit Program $14.1 million
- A/R Roads/Land Refurb Credit $25.3 million
- Other A/R miscellaneous items $29.3 million
(3) The accounts receivable stated above does not include any provisions for bad debt. The allowance for bad debt is approximately $11.3 million.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

		July 31, 2009			August 31, 2009			Change
Case #	Debtor Entity	Inter company Balances	Inter company Notes	Total	Inter company Balances	Inter company Notes	Total	Inter company Balances	Inter company Notes	Total

09-11296	AbitibiBowater Incorporated	$(73,629,075)	$(350,929,765)	$(424,558,840)	$(72,350,183)	$(360,672,818)	$(433,023,001)	$1,278,892	$(9,743,053)	$(8,464,161)
09-11297	AbitibiBowater US Holding LLC	$0	$(816,110,220)	$(816,110,220)	$0	$(824,029,721)	$(824,029,721)	$0	$(7,919,501)	$(7,919,501)
09-11298	Donohue Corp.	$(35,671,017)	$529,710,862	$494,039,845	$(35,676,309)	$531,300,071	$495,623,762	$(5,292)	$1,589,209	$1,583,917
09-11299	Abitibi Consolidated Sales Corporation	$(22,550,845)	$(186,680,435)	$(209,231,280)	$(23,887,654)	$(185,336,106)	$(209,223,760)	$(1,336,809)	$1,344,329	$7,520
09-11300	Abitibi-Consolidated Alabama Corporation	$11,334,844	$(255,872,310)	$(244,537,466)	$11,730,134	$(257,216,639)	$(245,486,505)	$395,290	$(1,344,329)	$(949,039)
09-11301	Alabama River Newsprint Company	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11302	Abitibi-Consolidated Corporation	$(276,750,538)	$52,000,000	$(224,750,538)	$(279,816,443)	$52,000,000	$(227,816,443)	$(3,065,905)	$0	$(3,065,905)
09-11303	Augusta Woodlands, LLC	$4,371,680	$40,000,000	$44,371,680	$4,371,680	$40,000,000	$44,371,680	$0	$0	$0
09-11304	Tenex Data Inc.	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11305	Abitibi-Consolidated Finance LP	$14,169,284	$36,642,749	$50,812,033	$14,168,882	$36,102,484	$50,271,366	$(402)	$(540,265)	$(540,667)
09-11306	Bowater Newsprint South LLC	$(21,600,000)	$0	$(21,600,000)	$(21,600,000)	$0	$(21,600,000)	$0	$0	$0
09-11307	Bowater Newsprint South Operations LLC	$(21,732,539)	$0	$(21,732,539)	$(25,046,141)	$0	$(25,046,141)	$(3,313,602)	$0	$(3,313,602)
09-11308	Bowater Finance II LLC	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11309	Bowater Alabama LLC	$139,047,680	$0	$139,047,680	$141,424,069	$0	$141,424,069	$2,376,389	$0	$2,376,389
09-11310	Coosa Pines Golf Club LLC	$243,094	$0	$243,094	$247,694	$0	$247,694	$4,600	$0	$4,600
09-11311	Bowater Incorporated	$499,623,633	$714,686,148	$1,214,309,781	$710,720,337	$540,933,900	$1,251,654,237	$211,096,704	$(173,752,248)	$37,344,456
09-11312	Catawba Property Holdings LLC	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11314	Bowater Finance Company Inc.	$11,188	$30,060,355	$30,071,543	$11,188	$30,060,355	$30,071,543	$0	$0	$0
09-11315	Bowater South American Holdings Inc.	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11316	Bowater America Inc.	$(685,007,215)	$0	$(685,007,215)	$(683,106,550)	$0	$(683,106,550)	$1,900,665	$0	$1,900,665
09-11317	Lake Superior Forest Products Inc.	$(77,452,521)	$0	$(77,452,521)	$(77,369,458)	$0	$(77,369,458)	$83,063	$0	$83,063
09-11319	Bowater Canada Finance Corporation	$(463,631)	$0	$(463,631)	$(456,797)	$0	$(456,797)	$6,834	$0	$6,834
09-11320	Bowater Canadian Holdings Incorporated	$(907,057)	$(53,334,383)	$(54,241,440)	$(688,621)	$(53,813,479)	$(54,502,100)	$218,436	$(479,096)	$(260,660)
09-11321	AbitibiBowater Canada Inc.	$(5,746,554)	$(329,334,714)	$(335,081,268)	$(5,663,041)	$(329,334,714)	$(334,997,755)	$83,513	$0	$83,513
09-11322	Bowater Canadian Forest Products Inc.	$363,974,676	$(50,020,499)	$313,954,177	$167,429,836	$135,172,320	$302,602,156	$(196,544,840)	$185,192,819	$(11,352,021)
09-11324	Bowater Maritimes Inc.	$(51,195,738)	$(143,920,862)	$(195,116,600)	$(51,400,996)	$(142,239,099)	$(193,640,095)	$(205,258)	$1,681,763	$1,476,505
09-11325	Bowater LaHave Corporation	$0	$0	$0	$0	$0	$0	$0	$0	$0
09-11326	Bowater Canadian Limited	$(13,919)	$0	$(13,919)	$(13,712)	$0	$(13,712)	$207	$0	$207
09-11328	Bowater Nuway Inc.	$2,642,759	$483,850,985	$486,493,744	$2,611,876	$484,021,868	$486,633,744	$(30,883)	$170,883	$140,000
09-11329	Bowater Nuway Mid-states Inc.	$(73,129,523)	$0	$(73,129,523)	$(73,134,309)	$0	$(73,134,309)	$(4,786)	$0	$(4,786)
09-11330	Bowater Ventures Inc.	$(128,110)	$0	$(128,110)	$(128,110)	$0	$(128,110)	$0	$0	$0
09-11331	AbitibiBowater US Holding 1 Corp.	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Canadian Debtors	$353,215,776	$371,862,507	$725,078,283	$352,400,165	$375,647,042	$728,047,207	$(815,611)	$3,784,535	$2,968,924
		-			0
	Non-Filing Companies	$(42,656,332)	$(72,610,418)	$(115,266,750)	$(54,777,537)	$(72,595,464)	$(127,373,001)	$(12,121,205)	$14,954	$(12,106,251)

	Total	$0	$-	$0	$0	$-	$0	$-	$-	$-

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-12

Debtors' Questionnaire

For the Period August 1, 2009 to August 31, 2009

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in		X
possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation	X
below.

4. Are workers compensation, general liability and other necessary Insurance	X
coverage in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local
Rule 4001-3.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-12a

Supplement to Debtors' Questionnaire

For Period August 1, 2009 to August 30, 2009

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)